SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2015

PETRO RIVER OIL CORP.

(Exact name of Registrant as specified in its Charter)

Delaware	000-49760	9800611188
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1980 Post Oak Blvd., Suite 2020 Houston, TX 77056
(Address of principal executive offices)

(469) 828-3900
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On July 8, 2015, the Petro River Oil Corp. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1- Election of Directors

	For	Withheld	Broker Non-Vote
Scot Cohen	435,947,943	772,539	49,288,279
Glenn C. Pollack	435,998,562	721,920	49,288,279
John Wallace	436,027,066	693,416	49,288,279
Fred Zeidman	435,990,326	730,156	49,288,279

The Company’s Directors are elected by a plurality of the votes cast. Accordingly, each of the nominees named above were elected to serve on the Board of Directors until the 2016 annual meeting of stockholders, or until their successors are elected and qualified.

Proposal No. 2- Reverse Stock Split

For	Against	Abstain	Broker Non-Vote
480,467,338	3,489,517	782,645	1,269,261

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders approved a resolution to authorize the Company’s Board of Directors, in its sole and absolute discretion, to amend the Company’s Certificate of Incorporation to implement a reverse stock split of our common stock, at a ratio of not less than 1-for-2, and not greater than 1-for-250, within one year from the date of the Annual Meeting, with the exact ratio to be determined by the Board of Directors (the “Reverse Split”).

Proposal No. 3- Authorized Share Increase

For	Against	Abstain	Broker Non-Vote
480,550,204	4,836,586	123,698	498,273

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders approved a resolution to authorize the Company’s Board of Directors, in its sole and absolute discretion, to amend our Certificate of Incorporation immediately following the Reverse Split to increase the total number of authorized shares of our common stock to 100.0 million.

Proposal No. 4- Ratification of Appointment of Auditors

For	Against	Abstain	Broker Non-Vote
482,428,878	0	38,535	237,743

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders ratified the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending April 30, 2016.

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on June 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETRO RIVER OIL CORP.

Date: July 14, 2015	By:	/s/ Scot Cohen
Scot Cohen
Chief Executive Officer